UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41040	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 20, 2026, the Board of Directors (the “Board”) of Fossil Group, Inc. (the “Company”) set the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) for October 2, 2026 at 9:00 a.m. Central Time. The Board also established August 3, 2026 as the record date for determining the stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting and any adjournment or postponement thereof. The location of the 2026 Annual Meeting will be specified in the Company’s proxy statement for the 2026 Annual Meeting.

Pursuant to the Company’s Sixth Amended and Restated Bylaws (the “Bylaws”), the Company is providing its stockholders with the deadlines for stockholder proposals and director nominations for the 2026 Annual Meeting. The deadlines for submitting stockholder proposals and director nominations pursuant to the Bylaws, as set forth in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on November 21, 2025, no longer apply.

Stockholders submitting proposals or director nominations under the Bylaws must provide written notice to the Company’s Secretary at its principal executive offices at 901 S. Central Expressway, Richardson, Texas 75080, no later than the close of business on July 30, 2026, which is the 10th day after the date of the Company’s public announcement of the date of the 2026 Annual Meeting and which the Company has determined, for purposes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be a reasonable time before it begins to print and mail its proxy materials. In addition, stockholders must otherwise comply with the applicable provisions of the Bylaws and the Exchange Act.

A copy of the press release issued by the Company announcing the date of the 2026 Annual Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1 Press Release, dated July 20, 2026.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2026

FOSSIL GROUP, INC.

	By:	/s/ Randy S. Hyne
Randy S. Hyne
Chief Legal Officer and Secretary